EXHIBIT 21.1

Subsidiaries	Jurisdiction
225 Fitness, Inc.	Illinois
Advanced Technologies Group, Inc.	Illinois
Alaska UK (GP) Ltd	England
AMAS Limited	England
Aoyama Holding Limited	Japan
Beijing Dazheng Zhongheng Enterprise Consulting Co., Ltd.	China
Beijing Guotai Zhongheng Enterprise Consulting Co., Ltd.	China
Beijing Jones Lang LaSalle Property Management Services Co., Ltd.	Beijing
bluu City Limited	England
bluu Projects Limited	England
bluu Regions Limited	England
bluu Solutions Limited	England
bluuco limited	England
BRG International, LLC	Delaware
BRG Resource Group, ULC	Alberta
BRG WORKPLACE MANAGEMENT SOLUTIONS (EUROPE), LIMITED	Ireland
BRG Workplace Management Solutions (India) Private Limited	India
BRG Workplace Management Solutions (Singapore) Pte. Ltd.	Singapore
Building Services Network, Inc.	Delaware
Business Products Group, Inc.	Delaware
Business Resource Holdings, Inc.	Delaware
Carolyn House (General Partner) Limited	England
Charter Oaks Financial Services, Inc.	Illinois
Churston Heard Ltd	England
CIG III Technoparc Nominee II Inc./Fiduciaire CIG III Technoparc II Inc.	Ontario
Claygate Residential (General Partner) LLP	England
Claygate Residential (Nominee) Limited	England
COBERTURA - SOCIEDADE DE MEDIAÇÃO IMOBILIÁRIA, S.A.	Portugal
ComRef LIM Co-Invest, LLC	Delaware
Corporate Concierge Services of Hawaii, Inc.	Illinois
Corporate Concierge Services, Inc.	Illinois
Corrigo Incorporated	California
Creston Residential (General Partner) LLP	England
Creston Residential (Nominee) Limited	England
Dalian Jones Lang LaSalle Services Limited	China
ECD Energy and Environment Canada Ltd.	Ontario
EID (General Partner) LLP	England
Eleven Eleven Construction Corporation	Illinois
ELPF Lafayette Manager, Inc.	Delaware
Environmental Governance Ltd	England
Europe Fund III Alberta GP, Inc.	Delaware
Europe Fund III GP, LLC	Delaware
FACILITY ASSOCIATES RECRUITMENT LIMITED	England

Subsidiaries	Jurisdiction
Five D Holdings Pty Ltd	Australia
Five D Property Management (ACT) Pty Ltd	Australia
FIVE D PROPERTY MANAGEMENT (NSW) PTY LTD	Australia
FIVE D PROPERTY MANAGEMENT (NT) PTY LTD	Australia
FIVE D PROPERTY MANAGEMENT (QLD) PTY LTD	Australia
FIVE D PROPERTY MANAGEMENT (SA) PTY LTD	Australia
FIVE D PROPERTY MANAGEMENT (TAS) PTY LTD	Australia
FIVE D PROPERTY MANAGEMENT (VIC) PTY LTD	Australia
FIVE D PROPERTY MANAGEMENT (WA) PTY LTD	Australia
Fox RPM Corp.	Delaware
GFN Property Investments, L.L.C.	Delaware
Guangzhou Jones Lang LaSalle Property Services Company Limited	Guangzhou
Guardian Property Asset Management Limited	Ireland
H Park Germany LP GmbH	Germany
H Park Germany Verwaltungs-GmbH	Germany
Hall & Kay Fire Services Ltd	England
HALL AND KAY FIRE HOLDINGS LIMITED	England
Hentschel & Company, LLC	Delaware
Hercules Property Manager (Jersey) Limited	Jersey
HFF Holdings Limited	England & Wales
HFF InvestCo LLC	Delaware
HFF Partnership Holdings, LLC	Delaware
HFF Real Estate Limited	England & Wales
HFF Securities Limited	England & Wales
HFF Securities, L.P.	Delaware
HG2 Limited	England
Holliday Fenoglio Fowler, L.P.	Texas
Holliday GP, LLC	Delaware
HUB PROFESSIONAL SERVICES LIMITED	England
Huntley, Mullaney, Spargo & Sullivan, Inc.	California
Huntley, Mullaney, Spargo & Sullivan, LLC	California
IFM Services Finland OY	Finland
Inmobiliaria Jones Lang LaSalle Limitada	Chile
Integral Facility Services Limited	Ireland
INTEGRAL UK HOLDINGS LIMITED	England
INTEGRAL UK LIMITED	England
Integrated General Administration Services K.K.	Japan
J P Sturge Limited	England & Wales
J.L.W. Nominees Limited	England
J.L.W. Second Nominees Limited	England
JLL Puerto Rico Realty & Co., S. en C.	Puerto Rico
JLL 2002	England
JLL 2003 Limited	England
JLL CAMBRIDGE LTD	England
JLL Capital Markets AB	Sweden

Subsidiaries	Jurisdiction
JLL Chile Asesorias Inmobiliarias Limitada	Chile
JLL CMG, LLC	Delaware
JLL Corporate Solutions - Serviços De Conservação e Manutenção de Imoveis Ltda	Brazil
JLL Corporate Solutions AB	Sweden
JLL Corporate Solutions Holdings, Inc.	Delaware
JLL Corretagen e Trasacoes Imobiliarias Ltda.	Brazil
JLL Expertises SARLAU	Morocco
JLL Infrastructure Advisory Pty Ltd	Australia
JLL Ingenierie	France
JLL Investment Scottish Limited Partnership II	Scotland
JLL Kapitalmarkand Holding AB	Sweden
JLL Kapitalmarknad AB	Sweden
JLL Ltd	Ireland
JLL Macau Limited	Macau
JLL Mall Management K.K.	Japan
JLL Marketplace, LLC	Delaware
JLL Morii Valuation & Appraisal K.K.	Japan
JLL Mortgage Services Pty Limited	Australia
JLL Nevada, Inc.	Delaware
JLL Properties, LLC	Delaware
JLL Public Sector Valuations Pty Ltd	Australia
JLL Real Estate Capital Pte. Ltd.	Singapore
JLL Scottish II G.P., L.L.C.	Delaware
JLL Singapore Capital Pte. Ltd.	Singapore
JLL Transaction Services AB	Sweden
JLL Treasury Support AB	Sweden
JLL Valuation & Advisory Services, LLC	Delaware
JLL/BWXT Naval Facility Experts LLC	Delaware
JLLBRR, LLC	Delaware
JLLINT, Inc.	Delaware
Jones Lang LaSalle - Central Texas, LLC	Texas
Jones Lang LaSalle - Front Range, LLLP	Colorado
Jones Lang LaSalle - Northeast, Inc.	Texas
Jones Lang LaSalle - Texas, Inc.	Texas
Jones Lang LaSalle & Compania Limitada	Nicaragua
Jones Lang LaSalle (ACT) Pty Limited	Australia
Jones Lang LaSalle (B) Sdn Bhd	Brunei Darussalam
Jones Lang LaSalle (Barbados) Ltd.	Barbados
Jones Lang LaSalle (Beijing) Consultants Limited	Beijing
Jones Lang LaSalle (China) Limited	Hong Kong
Jones Lang LaSalle (Fiji) Pte Ltd	Fiji
Jones Lang LaSalle (Geneva) SA	Switzerland
Jones Lang LaSalle (Luxembourg) Secs	Luxembourg
Jones Lang LaSalle (NSW) Pty Limited	Australia
Jones Lang LaSalle (Philippines), Inc.	Philippines

Subsidiaries	Jurisdiction
Jones Lang LaSalle (PNG) Limited	Papua New Guinea
Jones Lang LaSalle (Portugal) - Sociedade de Mediacao Imobiliaria, S.A.	Portugal
Jones Lang LaSalle (pty) ltd	South Africa
Jones Lang LaSalle (Puerto Rico), Inc.	Puerto Rico
Jones Lang LaSalle (QLD) Pty Limited	Australia
Jones Lang LaSalle (S E) Limited	England & Wales
Jones Lang LaSalle (SA) Pty Limited	Australia
Jones Lang LaSalle (Shenzhen) Commercial Consultancy Company Limited	China
Jones Lang LaSalle (VIC) Pty Limited	Australia
Jones Lang LaSalle (WA) Pty Limited	Australia
Jones Lang LaSalle 1. Beteiligungsgesellschaft mbH	Germany
Jones Lang LaSalle Acquisition Corp.	Delaware
Jones Lang LaSalle Administration B.V.	Netherlands
Jones Lang LaSalle Advisory Services Pty Limited	Australia
Jones Lang LaSalle AG	Switzerland
Jones Lang LaSalle Americas (Illinois), L.P.	Illinois
Jones Lang LaSalle Americas, Inc.	Maryland
Jones Lang LaSalle Arizona, LLC	Arizona
Jones Lang LaSalle Asia Holdings Limited	Cook Islands
Jones Lang LaSalle Asset Management GmbH	Germany
Jones Lang LaSalle Australia Pty Limited	Australia
Jones Lang LaSalle Bangladesh Private Limited	Bangladesh
Jones Lang LaSalle Beihai Holdings, L.L.C.	Delaware
Jones Lang LaSalle Belgium Holdings, LLC	Delaware
Jones Lang LaSalle Billion Management Services Limited	Hong Kong
Jones Lang LaSalle Brokerage, Inc.	Texas
Jones Lang LaSalle Building Operations Private Limited	India
Jones Lang LaSalle Bulgaria EOOD	Bulgaria
Jones Lang LaSalle BV	Netherlands
Jones Lang LaSalle Capital Investments, Limited	England
Jones Lang LaSalle Charities	Illinois
Jones Lang LaSalle Co., Ltd.	Korea, Republic of
Jones Lang LaSalle Co-Investment, Inc.	Maryland
Jones Lang LaSalle Constructions K.K.	Japan
Jones Lang LaSalle Corporate Appraisal and Advisory Limited	Hong Kong
Jones Lang LaSalle Corporate Finance Limited	England
Jones Lang LaSalle Corporate Property (VIC) Pty Limited	Australia
Jones Lang LaSalle Corporate Property Services Pty Limited	Australia
Jones Lang LaSalle d.o.o. (Croatia)	Croatia
Jones Lang LaSalle d.o.o. (Serbia)	Serbia
Jones Lang LaSalle de Venezuela, S.R.L.	Venezuela
Jones Lang LaSalle Dorchester Limited	England & Wales
Jones Lang LaSalle Ecuador S.A. JLL ECUADOR	Ecuador
Jones Lang LaSalle Electronic Sarl	Luxembourg
Jones Lang LaSalle Espana, S.A.	Spain

Subsidiaries	Jurisdiction
Jones Lang LaSalle Europe Limited	England
Jones Lang LaSalle European Holdings Limited	England
Jones Lang LaSalle European Services Limited	England
Jones Lang LaSalle Expertises SAS	France
Jones Lang LaSalle Facility Services S.L.	Spain
Jones Lang LaSalle Finance BV	Netherlands
Jones Lang LaSalle Finance Europe	England
Jones Lang LaSalle Finance Luxembourg Sarl	Luxembourg
Jones Lang LaSalle Finland Oy	Finland
Jones Lang LaSalle French Co-Investments, Inc.	Delaware
Jones Lang LaSalle Gayrimenkul Hizmetleri Ticaret Anonim Sirketi	Turkey
Jones Lang LaSalle German Holdings B.V. & Co. KG	Germany
Jones Lang LaSalle Global Finance Luxembourg Sarl	Luxembourg
Jones Lang LaSalle Global Finance UK Limited	England
Jones Lang LaSalle Global Finance US, LLC	Delaware
Jones Lang LaSalle Global Holdings BV	Netherlands
Jones Lang LaSalle GmbH	Austria
Jones Lang LaSalle Great Lakes Corporate Real Estate Partners, LLC	Ohio
Jones Lang LaSalle Group Finance Luxembourg Sarl	Luxembourg
Jones Lang LaSalle Group Holdings BV	Netherlands
Jones Lang LaSalle Group Holdings SNC	France
Jones Lang LaSalle Group Services spółka z ograniczoną odpowiedzialnością	Poland
Jones Lang LaSalle Guatemala Sociedad Anonima	Guatemala
Jones Lang LaSalle Gutland S.a.r.l.	Luxembourg
Jones Lang LaSalle Haiti, S.A.	Haiti
Jones Lang LaSalle Holding AB	Sweden
Jones Lang LaSalle Holding BV	Netherlands
Jones Lang LaSalle Holding SAS	France
Jones Lang LaSalle Holdings Cyprus Limited	Cyprus
Jones Lang LaSalle Holdings Limited	New Zealand
Jones Lang LaSalle Holdings spółka z ograniczoną odpowiedzialnością	Poland
Jones Lang LaSalle Holdings Y.K.	Japan
Jones Lang LaSalle Holdings, Inc.	Delaware
Jones Lang LaSalle Hotels (NSW) Pty Limited	Australia
Jones Lang LaSalle Hotels Limited	New Zealand
Jones Lang LaSalle Hotels Participacoes Ltda.	Brazil
Jones Lang LaSalle Hotels S.A.	Brazil
Jones Lang LaSalle Innovation Development, L.L.C.	Delaware
Jones Lang LaSalle Insurance Services Ltd	England
Jones Lang LaSalle International Holdings Limited	England & Wales
Jones Lang LaSalle International Properties Limited	Hong Kong
Jones Lang LaSalle International, Inc.	Delaware
Jones Lang LaSalle Investments, LLC	Delaware
Jones Lang LaSalle IP, Inc.	Delaware
Jones Lang LaSalle Israel Limited	Israel

Subsidiaries	Jurisdiction
Jones Lang LaSalle Jamaica Limited	Jamaica
Jones Lang LaSalle K.K.	Japan
Jones Lang LaSalle Kenya Ltd	Kenya
Jones Lang LaSalle KFT	Hungary
Jones Lang LaSalle Lanka (Private) Limited	Sri Lanka
Jones Lang LaSalle Laser Ltd	England
Jones Lang LaSalle Limitada	Costa Rica
Jones Lang LaSalle Limited	New Zealand
Jones Lang LaSalle Limited	England
Jones Lang LaSalle Limited	Hong Kong
Jones Lang LaSalle Limited Liability Company	Ukraine
Jones Lang LaSalle Limited Liability Company	Russian Federation
Jones Lang LaSalle Lithuania UAB	Lithuania
Jones Lang LaSalle LLP (Kazakhstan)	Kazakhstan
Jones Lang LaSalle Ltd (Ireland)	Ireland
Jones Lang LaSalle Ltd.	Bahamas
Jones Lang LaSalle Ltda.	Colombia
Jones Lang LaSalle Ltda.	Brazil
Jones Lang LaSalle Luxembourg Star Sarl	Luxembourg
Jones Lang LaSalle Malta Holdings Limited	Malta
Jones Lang LaSalle Malta Limited	Malta
Jones Lang LaSalle Management Services Limited	Hong Kong
Jones Lang LaSalle Management Services Taiwan Limited	Taiwan Province of China
Jones Lang LaSalle Michigan, LLC	Michigan
Jones Lang LaSalle Midwest, LLC	Illinois
Jones Lang LaSalle Misr LLC	Egypt
Jones Lang LaSalle Multifamily Member, LLC	Delaware
Jones Lang LaSalle Multifamily, LLC	Delaware
Jones Lang LaSalle New England, L.L.C.	Delaware
Jones Lang LaSalle Northwest, LLC	Washington
Jones Lang LaSalle of New York, LLC	Delaware
Jones Lang LaSalle of Pennsylvania, Inc	Virginia
Jones Lang LaSalle Pension Trustees Ltd	England
Jones Lang LaSalle Procurement Funding Limited	England
Jones Lang LaSalle Procurement Ltd.	Cayman Islands
Jones Lang LaSalle Property Consultants (India) Private Ltd	India
Jones Lang LaSalle Property Consultants Pte Ltd	Singapore
Jones Lang LaSalle Property Fund Advisors Limited	Australia
Jones Lang LaSalle Property Management Pte Ltd	Singapore
Jones Lang LaSalle Property Management Services LLC	Turkey
Jones Lang LaSalle Real Estate Advisory Limited	Hong Kong
Jones Lang LaSalle Real Estate Brokerage Limited	Korea, Republic of
Jones Lang LaSalle Real Estate Services, Inc.	Ontario
Jones Lang LaSalle Receivables Holdings, LLC	Delaware
Jones Lang LaSalle Residential Development GmbH	Germany

Subsidiaries	Jurisdiction
Jones Lang LaSalle Resources Limited	England
Jones Lang LaSalle S.p.A.	Italy
Jones Lang LaSalle S.R.L.	Dominican Republic
Jones Lang LaSalle S.R.L.	Paraguay
Jones Lang LaSalle S.R.L.	Uruguay
Jones Lang LaSalle S.R.L.	Argentina
Jones Lang LaSalle s.r.o	Slovakia
Jones Lang LaSalle s.r.o.	Czech Republic
Jones Lang LaSalle Sarl	Luxembourg
Jones Lang LaSalle Sarl	Morocco
Jones Lang LaSalle SAS	France
Jones Lang LaSalle Saudi Arabia Limited	Saudi Arabia
Jones Lang LaSalle SE	Germany
Jones Lang LaSalle SEA Limited	Hong Kong
Jones Lang LaSalle Secs	Luxembourg
Jones Lang LaSalle Securities, L.L.C.	Illinois
Jones Lang LaSalle Services (Jersey) Limited	Jersey
Jones Lang LaSalle Services (Malta) Limited	Malta
Jones Lang LaSalle Services (Private) Limited	Pakistan
Jones Lang LaSalle Services AB	Sweden
Jones Lang LaSalle Services ApS	Denmark
Jones Lang LaSalle Services AS	Norway
Jones Lang LaSalle Services B.V.	Netherlands
Jones Lang LaSalle Services Bahrain, S.P.C.	Bahrain
Jones Lang LaSalle Services Gmbh	Germany
Jones Lang LaSalle Services Lebanon S.A.R.L.	Lebanon
Jones Lang LaSalle Services Limited (Nigeria)	Nigeria
Jones Lang LaSalle Services LLC	Russian Federation
Jones Lang LaSalle Services LLC	Oman
Jones Lang LaSalle Services Ltd	England
Jones Lang LaSalle Services Ltd	Ireland
Jones Lang LaSalle Services S.r.l.	Italy
Jones Lang LaSalle Services SA/NV	Belgium
Jones Lang LaSalle Services Sarl	Switzerland
Jones Lang LaSalle Services SAS	France
Jones Lang LaSalle Services SRL	Romania
Jones Lang LaSalle Sociedad Comercial de Responsabilidad Limitada	Peru
Jones Lang LaSalle -Sociedade de Avaliações Imobiliárias, Unipessoal, Lda	Portugal
Jones Lang LaSalle South Africa (Proprietary) Ltd	South Africa
Jones Lang LaSalle spółka z ograniczoną odpowiedzialnością	Poland
Jones Lang LaSalle sprl	Belgium
Jones Lang LaSalle SSC (Philippines), Inc.	Philippines
Jones Lang LaSalle Strata Management Pty Limited	Australia
Jones Lang LaSalle Surveyors (Shanghai) Company Limited	Shanghai
Jones Lang LaSalle Taiwan Limited	Taiwan Province of China

Subsidiaries	Jurisdiction
Jones Lang LaSalle Technology Services Pte Ltd	Singapore
Jones Lang LaSalle Trinidad Limited	Trinidad and Tobago
Jones Lang LaSalle UAE Limited	England
Jones Lang LaSalle UK FC	England
Jones Lang LaSalle UK Hanover	England
Jones Lang LaSalle Vietnam Company Limited	Viet Nam
Jones Lang LaSalle, S. de R.L.	Panama
Jones Lang LaSalle, Sociedad Anonima de Capital Variable	El Salvador
Jones Lang LaSalle, Sociedad Anonima de Capital Variable	Honduras
Jones Lang Wootton Ltd	England
Jones Lang Wootton Property Management Services Ltd	Ireland
Kensington CA, LLC	Delaware
KHK Group Limited	England
King & Co Limited	England & Wales
King Sturge Holdings Limited	England & Wales
King Sturge Management SPRL	Belgium
LAOF V (General Partner) LLP	England & Wales
LaSalle - VA Industrial GP, LLC	Delaware
LaSalle (Shanghai) Industrial Co., Ltd. [领赛 (上海) 实业有限公司]	China
LaSalle Acquisitions Corp.	British Columbia
LaSalle AIFM Europe S.à r.l.	Luxembourg
LaSalle Asia Opportunity II GP LLC	Delaware
LaSalle Asia Opportunity II Investors GP LLC	Delaware
LaSalle Asia Opportunity III GP Ltd.	Cayman Islands
LaSalle Asia Opportunity Investors III GP Ltd.	Cayman Islands
LaSalle Asia Opportunity IV GP LTD	Cayman Islands
LaSalle Asia Opportunity V GP Ltd.	Cayman Islands
LaSalle Asia Recovery, L.L.C.	Delaware
LaSalle Asia Venture Co-Investment Trust	Delaware
LaSalle Aureum Verwaltung GmbH	Germany
LaSalle Blooms General Partner Limited	England
LaSalle Canada Core Real Property GP, Inc.	Ontario
LaSalle Canada Property Fund GP, Inc.	Ontario
LaSalle CAVA Industrial Carryco, LLC	Delaware
LaSalle China Logistics Venture GP Ltd	Cayman Islands
LaSalle China Logistics Venture GP S.à r.l.	Luxembourg
LaSalle China Logistics Venture SCSp	Luxembourg
LaSalle CIG III GP Inc.	Ontario
LaSalle CIG IV GP Inc.	Ontario
LaSalle Co-Investment Management (General Partner) Limited	England
LaSalle Co-Investment, L.L.C.	Delaware
LaSalle Direct General Partner Limited	England
LaSalle EMEA (Scots) Investments GP LLP	Scotland
LaSalle Euro Growth II S.à.r.l.	Luxembourg
LaSalle European Co-invest (Scotland) LLP	Scotland

Subsidiaries	Jurisdiction
LaSalle European Investments, L.L.C.	Delaware
LaSalle European Recovery III (GP) LLP	England & Wales
LaSalle French Fund II Co-Investment GmbH	Germany
LaSalle French Fund II G.P., L.L.C.	Delaware
LaSalle Fund Management B.V.	Netherlands
LaSalle Funds General Partner Ltd	England
LaSalle Funds Management Limited	Australia
LaSalle Genco G.P., L.L.C.	Delaware
LaSalle German Income and Growth G.P., L.L.C.	Delaware
LaSalle German Retail Venture GP, L.L.C.	Delaware
LaSalle Global Partner Solutions Limited	England & Wales
LaSalle GmbH	Germany
LaSalle GPS Holdings, LLC	Cayman Islands
LaSalle Income & Growth Fund VI Carry, L.L.C.	Delaware
LaSalle Income & Growth Fund VI GP, L.L.C.	Delaware
LaSalle Income & Growth Fund VI, L.P.	Delaware
LaSalle Income & Growth Fund VII Carry, L.L.C.	Delaware
LaSalle Income & Growth Fund VII GP, L.L.C.	Delaware
LaSalle Income & Growth Fund VIII Carry, L.L.C.	Delaware
LaSalle Income & Growth Fund VIII GP, L.L.C.	Delaware
LaSalle Investment (Luxembourg) SARL	Luxembourg
LaSalle Investment Limited Partnership II-A	Delaware
LaSalle Investment Management	England
LaSalle Investment Management (Canada)	Ontario
LaSalle Investment Management (Canada), Inc.	Ontario
LaSalle Investment Management (Jersey) Limited	Jersey
LaSalle Investment Management (Shanghai) Co., Ltd	China
LaSalle Investment Management Asia Pte Ltd	Singapore
LaSalle Investment Management Australia Pty Ltd	Australia
LASALLE INVESTMENT MANAGEMENT BV	Netherlands
LaSalle Investment Management Co., Ltd. (FKA LaSalle Asset Management Co., Ltd.)	Korea, Republic of
LaSalle Investment Management Distributors, LLC	Delaware
LaSalle Investment Management Espana, S.L.U.	Spain
LaSalle Investment Management Hong Kong Limited (fka LaSalle Investment Management Securities Hong Kong Limited)	Hong Kong
LaSalle Investment Management K.K.	Japan
LaSalle Investment Management Kapitalverwaltungsgesellschaft mbH (formerly LaSalle Vermögensverwaltungs GmbH)	Germany
LaSalle Investment Management Korea Yuhan Hoesa	Korea, Republic of
LaSalle Investment Management Luxembourg SARL	Luxembourg
LaSalle Investment Management SAS	France
LaSalle Investment Management Securities B.V.	Netherlands
LaSalle Investment Management Securities, LLC	Maryland
LaSalle Investment Management, Inc.	Maryland
LaSalle Italia SRL	Italy
LaSalle Japan Logistics II GP Ltd	Cayman Islands
LaSalle Japan Logistics III GP Ltd	Cayman Islands

Subsidiaries	Jurisdiction
LaSalle Japan Logistics Investors II GP Ltd.	Cayman Islands
LaSalle Japan Logistik-Immobilienfonds GP SARL	Luxembourg
LaSalle Japan Property Fund GP Limited	Cayman Islands
LaSalle Land General Partner Limited	England
LaSalle Land Trustee Limited	England
LaSalle LIC II A G.P., Ltd.	Cayman Islands
LaSalle LIC II A UK LLP	England & Wales
LaSalle LIC II B G.P., LLC	Delaware
LaSalle Logistics GP LLC	Delaware
LaSalle Mariner Co-Investment Fund Carryco, L.L.C.	Delaware
LaSalle Mariner Co-Investment Fund G.P., L.L.C.	Delaware
LaSalle Medical Office Fund III GP, LLC	Delaware
LaSalle Mexico Advisors, Inc.	Delaware
LaSalle Mexico Fund I Investors A G.P., LLC	Delaware
LaSalle Mexico I (General Partner), LLC	Delaware
LaSalle Mortgage Real Estate Investors, Inc.	Maryland
LaSalle North American Holdings, Inc.	Delaware
LaSalle Paris Office Venture General Partner, L.L.C.	Delaware
LaSalle Partners (Mauritius) Pvt Ltd	Mauritius
LaSalle Partners International	England
LaSalle Partners Services, S. de R.L. de C.V.	Mexico
LaSalle Partners, S. de R. L. de C. V.	Mexico
LaSalle Property Fund GP Holdings, LLC	Delaware
LaSalle Property Fund GP, LLC	Delaware
LaSalle Property Fund REIT, Inc.	Maryland
LaSalle Ranger Co-Investment Fund G.P., L.L.C.	Delaware
LaSalle Ranger Co-Investment Fund II G.P., L.L.C.	Delaware
LaSalle Ranger Co-Investment Fund III G.P., L.L.C.	Delaware
LaSalle Ranger II Carry, L.L.C.	Delaware
LaSalle Ranger III Carry, L.L.C.	Delaware
LaSalle Real Estate Debt Strategies II (GP) LLP	Scotland
LaSalle Real Estate Investment Strategies GP S.à r.l.	Luxembourg
LaSalle RECC GP, LLC	Delaware
LaSalle REDS GP, Inc.	Delaware
LaSalle REDS III GP Sarl	Luxembourg
LaSalle REDS TSA GP LLC	Delaware
LaSalle REIT Advisors K.K.	Japan
LaSalle Residential Finance Fund GP, Inc.	Delaware
LaSalle Residential Fund III GP, Inc.	Delaware
LaSalle Retail Japan-Immobilienfonds GP S.à r.l.	Luxembourg
LaSalle Salt River Carry, L.L.C.	Delaware
LaSalle Special Situations Carry GP LLC	Delaware
LaSalle Special Situations II Venture GP S.à r.l.	Luxembourg
LaSalle Student Housing, L.L.C.	Delaware
LaSalle Transpennine GP (Scot) LLP	Scotland

Subsidiaries	Jurisdiction
LaSalle UK Property Services Limited	England & Wales
LaSalle UK Ventures (General Partner) Limited	England
LaSalle UKSS I GP, Ltd.	Cayman Islands
LaSalle UKV Co-Investor GP LLC	Delaware
LaSalle UKVA GP LLC	Delaware
LAVA (General Partner) LLP	England & Wales
LaVA Carry (Scotland) L.P.	Scotland
LaVA Feeder (Scotland) LP	Scotland
Lava II GP S.à r.l.	Luxembourg
Lead Fast Investments Limited	Hong Kong
Leechiu & Associates	Philippines
Lexington MKP Management L.P.	Delaware
LIC II (General Partner) Limited	England
LIC Lafayette Manager, Inc.	Delaware
Light bluu Limited	England
LIM Advisory Services S.à r.l.	Luxembourg
LIM Asia Co-Investments Pte. Ltd.	Singapore
LIM Associates, L.L.C.	Delaware
LIM Consejeros, S. de R.L. de C.V.	Mexico
LIM Management Mexico, S. de R.L. de C.V.	Mexico
LJPF Co-Investments GK	Japan
LMF Investments, LLC	Delaware
LPI (Australia) Holdings Pty Ltd	Australia
LRA MKP TRS L.P.	Delaware
LREDS II PF, L.P.	Delaware
LREDS III Carry Partner L.P.	Delaware
LUKSS I Carry Partner L.P.	Delaware
LUKV Carry Jersey Limited	United Kingdom
LUKV/CPP Co-Investment, L.P.	Delaware
Merlin UK Property Venture GP Limited	Cayman Islands
Merritt & Harris, Inc.	New York
Midosuji Management GK	Japan
New England - Jones Lang LaSalle, LLC	Virginia
Nima Mountaineer AB	Sweden
Office Blocks Pte. Ltd.	Singapore
Orchid Insurance Limited	Guernsey
Oxford General Partner Limited	England & Wales
P.1 Administração em Complexo Imobiliários Ltda.	Brazil
P.2 Administração em Complexo Imobiliários Ltda.	Brazil
P.3 Administração em Complexo Imobiliários Ltda.	Brazil
PDM International (Beijing) Limited	China
PDM International (Chengdu) Limited	China
PDM International China Limited	Shanghai
PDM International HK Limited	Hong Kong
PDM International Limited	Hong Kong

Subsidiaries	Jurisdiction
Prime Property Consultants Limited	Hong Kong
PropertyLinx Pty Ltd	Australia
PT Jones Lang LaSalle	Indonesia
Rogers Chapman UK Ltd	England
Salt River Investors GP, LLC	Delaware
Sandalwood Mall Management Private Limited	India
SBR Continental Europe GP, LLC	Delaware
Sovereign Asian Properties Inc.	Mauritius
Spaulding and Slye Federal Services LLC	Delaware
Stessa, Inc.	Delaware
Tetris Amenagement SARL	Morocco
TETRIS Arquitectura, S.L	Spain
TETRIS ARQUITECTURA, SL - SUCURSAL EM PORTUGAL	Portugal
Tetris Design & Build BV	Netherlands
Tetris Design & Build Romania SRL	Romania
Tétris Design & Build s.r.o.	Czech Republic
Tetris Design & Build Sàrl	Switzerland
Tétris Design & Build Serviços de Arquitetura Ltda.	Brazil
Tetris Design & Build sprl	Belgium
Tetris Design and Build (Pty) Ltd	South Africa
Tetris Design and Build S.R.L (Italy)	Italy
Tetris Design and Build Sarl	Luxembourg
Tetris Poland spółka z ograniczoną odpowiedzialnością	Poland
Tetris Projects GmbH	Germany
Tetris Projects Ltd	England
Tetris SAS	France
Tetris Tasarım ve İnşaat Hizmetleri A.Ş	Turkey
TeTriSolutions LLC	Russian Federation
The Horizon Management Services Limited	Hong Kong
The Spargo Corporation	California
Triangle General Partner Limited	England & Wales
Utrillo Ltd	Ireland
W A Ellis LLP	England & Wales
Whitetail GP, LLC	Delaware
Wonderment BV	Netherlands